THE ADVISORS' INNER CIRCLE FUND (THE "TRUST")
                ACADIAN EMERGING MARKETS DEBT FUND (THE "FUND")

                        SUPPLEMENT DATED OCTOBER 2, 2015
                TO THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
                            EACH DATED MARCH 1, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
 THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION
                WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

The Board of Trustees of the Trust, at the recommendation of Acadian Asset Management LLC ("Acadian"), the investment adviser of the Fund, has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a PRO RATA basis to shareholders, and has approved the closing and liquidation of the Fund. Effective as of the close of business on October 2, 2015, the Fund will be closed to new investments. The Fund is expected to cease operations and liquidate on or about November 20, 2015 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem (sell) or exchange their shares in the manner described in the "Investing with the Funds" section of the Prospectus. For those Fund shareholders that do not redeem (sell) or exchange their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, Acadian may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of liquidating the Fund.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 ACA-SK-021-0100